Statement of Additional Information Supplement
John Hancock Funds III
John Hancock Disciplined Value Fund (the fund)
Supplement dated December 4, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of September 1, 2024 (the Effective Date), David J. Pyle, CFA will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Pyle will be removed from the SAI.
As of the Effective Date, David T. Cohen, CFA, Mark E. Donovan, CFA, and Joshua White, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

Prospectus Supplement
John Hancock Funds III
John Hancock Disciplined Value Fund (the fund)
Supplement dated December 4, 2023 to the current Prospectus, as may be supplemented (the Prospectus)
As of September 1, 2024 (the Effective Date), David J. Pyle, CFA will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Pyle will be removed from the Prospectus.
As of the Effective Date, David T. Cohen, CFA, Mark E. Donovan, CFA, and Joshua White, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.